Exhibit 10.2
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                              LEASE SCHEDULE
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LEASE SCHEDULE NO.     003                  Dated As Of:   JUNE 2, 1999
                 -----------------------                ------------------------

UNDER MASTER LEASE AGREEMENT NO. 5002182    Dated As Of:   JANUARY 18, 1999
                                --------                ------------------------

This Lease Schedule between Dana Commercial Credit Corporation ("Lessor") and UNIVERSAL MONEY CENTERS, INC. ("Lessee") is executed pursuant to the Master Lease Agreement referenced above ("Master Lease"), the terms and conditions of which are incorporated herein by reference and shall be deemed a part of this Lease Schedule. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease. This Lease Schedule shall be deemed a separate instrument of lease. Capitalized terms used without definition in this Lease Schedule shall have the meanings ascribed to them in the Master Lease.
--------------------------------------------------------------------------------

Equipment Location:Stated on Schedule A, attached hereto and incorporated herein.

Stipulated Loss Value: Stated on Exhibit 1, attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor.

Lease Term: Commences on the Acceptance Date and continues 60 months after the Basic Rent Commencement Date.

Basic Rent Commencement Date: 1st day of the month immediately following the Acceptance Date of the Lease Schedule.

Classification of Equipment: 5 year property.

Rent: An amount equal to the sum of:

           (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement Date, which amount shall be payable on the Basic Rent Commencement Date and

           (ii) 60 monthly rental payments each in the amount of $1,595.83 ("Rent") plus any applicable sales/use tax and other charges under the Master Lease and this Lease Schedule commencing on the Basic Rent Commencement Date and on the 1st day of each month thereafter ("Rent Payment Date") for the entire Lease Term.

The parties agree that this lease is a "finance" lease as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
(a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for lease to Lessee, or (b) been informed of the identity of the Supplier covering the Equipment, that it may have rights under the supply contract and that Lessee may contact Supplier for description of such rights.

This Lease Schedule will apply only to Equipment accepted on or before JUNE 30, 1999.

Dated as of  JUNE 2, 1999.            By execution hereof, the signer certifies
             ------                   that he/she has read, accepted and duly
                                      executed this Lease Schedule to the
                                      Master Lease on behalf of Lessee.

LESSOR:  Dana Commercial Credit       LESSEE:  UNIVERSAL MONEY CENTERS, INC.
Corporation                                    ---------------------------------


By:                                   By: /s/ David S. Bonsal
     --------------------------          ---------------------------------------
     Title:                              Title: Chief Executive Officer


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                              SCHEDULE A EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------


LEASE SCHEDULE NO.:  003            DATED AS OF:         JUNE 2, 1999
                   ------------                  -----------------------------

------------------------------------------------------------------------------------------------------------------------------------

QTY.  MANUFACTURER, MODEL NUMBER AND                 SERIAL     ADDRESS              CITY              STATE  ZIP    PURCHASE PRICE
      DESCRIPTION                                    NO.
------------------------------------------------------------------------------------------------------------------------------------

  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273121   6800 Squibb Road     Shawnee Mission   KS     66202   $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273125                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273126                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273127                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273132                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33727134                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273135                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273138                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273140                                                         $8,400.00
  1   NCR 5870 "LITE" FREESTANDING CASH DISPENSER    33273148                                                         $8,400.00

                                                                                                                   -----------------

                                                                                                                   TOTAL: $84,000.00
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

                             STIPULATED LOSS VALUE
                                   EXHIBIT 1
                         UNIVERSAL MONEY CENTERS, INC.
                              LEASE NO. 502182-003








Period          $ Amount       Period          $ Amount
------          --------       ------          --------

 1              85,617.99        31            52,940.48
 2              84,706.63        32            51,680.96
 3              83,775.18        33            50,410.19
 4              82,834.21        34            49,134.52
 5              81,883.69        35            47,847.52
 6              80,912.86        36            46,555.53
 7              79,932.32        37            45,252.11
 8              78,942.00        38            43,937.21
 9              77,941.87        39            42,617.18
10              76,925.97        40            41,285.57
11              75,900.11        41            39,942.33
12              74,858.36        42            38,593.80
13              73,806.51        43            37,233.55
14              72,744.52        44            35,861.51
15              71,666.43        45            34,477.62
16              70,578.05        46            33,088.23
17              69,479.34        47            31,686.90
18              68,364.33        48            30,279.98
19              67,238.85        49            28,861.02
20              66,102.82        50            27,429.97
21              64,956.20        51            25,993.16
22              63,800.72        52            24,544,16
23              62,634.55        53            23,082.90
24              61,459.42        54            21,815.73
25              60,273.49        55            20,136.20
26              59,076.69        56            18,644.26
27              57,870.78        57            17,139.83
28              56,653.90        58            15,635.06
29              55,425.99        59            14,117.73
30              54,188.80        60            12,600.00

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                             ACCEPTANCE CERTIFICATE
--------------------------------------------------------------------------------

TO LEASE SCHEDULE NO.     003                  DATED AS OF JUNE 2, 1999
                      --------------------                 ---------------------

("LEASE SCHEDULE") UNDER MASTER LEASE NO.5002182 DATED AS OF JANUARY 18, 1999
                                         -------             -------------------

("MASTER LEASE") BETWEEN DANA COMMERCIAL CREDIT CORPORATION ("LESSOR") AND UNIVERSAL MONEY CENTERS, INC. ("LESSEE").
-----------------------------


1. EQUIPMENT. Lessee hereby acknowledges that the Equipment set forth and described on the Lease Schedule, which description is fully incorporated herein and made part hereof in its entirety, has been delivered to the location(s) indicated in such Lease Schedule, where applicable, installed and otherwise serviced and completed to the Lessee's satisfaction, inspected by Lessee, found to be in good operating order and condition and in compliance with all specifications of Lessee, and has been unconditionally accepted by the Lessee under the Master Lease and Lease Schedule, all on the Acceptance Date set forth below. Lessee hereby agrees to faithfully perform all of its obligations under the Master Lease and Lease Schedule and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Lease. Lessee further reaffirms that Lessee has reviewed and approved the purchase order or agreement with each Supplier covering the Equipment to be purchased by Lessor for lease to Lessee, or that Lessee knows the identity of each Supplier, that it may have rights under any Supply contract from the Supplier, and that Lessee may contact Supplier for a description of any such rights. Lessee hereby authorizes and directs Lessor to make payments to each Supplier of the Equipment pursuant to such Supplier's invoice or any purchase order or agreement with such Supplier.

2. LESSEE ACKNOWLEDGMENTS. Lessee hereby acknowledges its agreement to pay Lessor rental payments, as set forth in the Lease Schedule, plus any applicable taxes, together with all other taxes, costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Lease and Lease Schedule, in each instance at the times and in the manner set forth in the Master Lease and the Lease Schedule, respectively. Lessee further acknowledges and agrees that the rental payments shall be as set forth on the Lease Schedule.

3.  ACCEPTANCE DATE:

                , 19           LESSEE:  UNIVERSAL MONEY CENTERS, INC.
----------------    -----


                               By:
                                   ---------------------------------------------

                                   ---------------------------------------------
                                   NAME TYPEWRITTEN OR PRINTED

                               Title:
                                     -------------------------------------------

ACKNOWLEDGED THIS
                  ----------------
DAY OF               , 19
       --------------    ---------
DANA COMMERCIAL CREDIT CORPORATION

By:
     -----------------------------

Title:
      ----------------------------